EXHIBIT 10.3

MAKE GOOD ESCROW AGREEMENT

This Make Good Escrow Agreement (the “Make Good Agreement”), dated effective as of April 17, 2008, is entered into by and among Yongye Biotechnology International, Inc., a Nevada corporation (the “Company”), the Investors (as defined below), Full Alliance International Limited, an international business incorporated under the laws of the British Virgin Islands (“Make Good Pledgor”) and Tri-State Title & Escrow LLC., as escrow agent (“Escrow Agent”).

WHEREAS, each of the investors in the private offering of securities of the Company (the “Investors”) has entered into a Make Good Escrow Agreement, dated of even date herewith (the “SPA”), evidencing their participation in the Company's private offering (the “Offering”) of securities. As an inducement to the Investors to participate in the Offering and as set forth in the SPA, Make Good Pledgor agrees to place certain shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) into escrow for the benefit of the Investors in the event the Company fails to satisfy certain financial thresholds.

WHEREAS, pursuant to the requirements of the SPA, the Company and Make Good Pledgor have agreed to establish an escrow on the terms and conditions set forth in this Make Good Agreement;

WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Make Good Agreement; and

WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned them in the SPA;

NOW, THEREFORE, in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

1. Appointment of Escrow Agent. Make Good Pledgor and the Company hereby appoint Escrow Agent to act in accordance with the terms and conditions set forth in this Make Good Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

2. Establishment of Escrow. Contemporaneously with the Closing, Make Good Pledgor shall deliver or cause to be delivered, to the Escrow Agent certificates evidencing an aggregate of 2,000,000 shares of the Company’s Common Stock (such shares delivered by Make Good Pledgor being collectively referred to as the “"Escrow Shares"”), along with stock powers executed in blank (or such other signed instrument of transfer acceptable to the Company’s Transfer Agent). As used in this Make Good Agreement, “Transfer Agent” means Empire Stock Transfer, or such other entity hereafter retained by the Company as its stock transfer agent as specified in a writing from the Company to the Escrow Agent. Make Good Pledgor understands and agrees that the Investors’ right to receive 2008 Make Good Shares (as defined below) pursuant to Section 4.11 of the SPA and this Make Good Agreement shall continue to run to the benefit of each Investor even if such Investor shall have transferred or sold all or any portion of its Shares, and that each Investor shall have the right to assign its rights to receive all or any such shares of Common Stock to other Persons in conjunction with negotiated sales or transfers of any of its Shares. Make Good Pledgor hereby irrevocably agrees that, other than in accordance with Section 4.11 of the SPA and this Make Good Agreement, Make Good Pledgor will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any of the Escrow Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive Escrow Shares). In furtherance thereof, the Company will (x) place a stop order on all Escrow Shares which shall expire on the date the Escrow Shares are delivered to the Investors or returned to Make Good Pledgor, (y) notify the Transfer Agent in writing of the stop order and the restrictions on such Escrow Shares under this Make Good Agreement and direct the Transfer Agent not to process any attempts by Make Good Pledgor to resell or transfer any Escrow Shares before the date the Escrow Shares delivered to the Investors are delivered to the investors or returned to Make Good Pledgor, or otherwise in violation of Section 4.11 of the SPA and this Make Good Agreement. The Company shall deliver a written notice to the Investors confirming delivery of the 2008 Make Good Shares to the Escrow Agent.

3. Representations of Make Good Pledgor and the Company. Make Good Pledgor and the Company hereby represent and warrant, severally and not jointly, as to itself only, to the Investors as follows:

(i) All of the Escrow Shares are validly issued, fully paid and nonassessable shares of the Company, and free and clear of all pledges, liens and encumbrances. Upon any transfer of Escrow Shares to Investors hereunder, Investors will receive full right, title and authority to such shares as holders of Common Stock of the Company.

(ii) Performance of this Make Good Agreement and compliance with the provisions hereof will not violate any provision of any applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of Make Good Pledgor pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon Make Good Pledgor, other than such breaches, defaults or liens which would not have a material adverse effect taken as a whole.

(iii) Make Good Pledgor has carefully considered and understands its obligations and rights under Section 4.11 of the SPA and this Make Good Agreement, and in furtherance thereof (x) has consulted with its legal and other advisors with respect thereto and (y) hereby forever waives and agrees that it may not assert any equitable defenses in any Proceeding involving the Escrow Shares.

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(iv) Make Good Pledgor is the sole record and beneficial owner of the Escrow Shares, and holds the Escrow Shares free and clear of all Liens and each has the power and authority to deposit the Escrow Shares into escrow with the Escrow Agent and to transfer or cause the Escrow Agent to transfer the Escrow Shares to the Investors pursuant to the provisions of this Make Good Agreement.

4. Disbursement of Escrow Shares.

a. Make Good Pledgor agrees that in the event that the After Tax Net Income (as defined below) reported in the Annual Report of the Company for the fiscal year ending December 31, 2008, as filed with the Commission on Form 10-K (or such other form appropriate for such purpose as promulgated by the Commission) (the “2008 Annual Report”), is less than $10,263,919 (the “2008 Guaranteed ATNI”), the Escrow Agent (on behalf of the Make Good Pledgor) will transfer all of the 2008 Make Good Shares to the Investors on a pro rata basis (determined by dividing each Investor’s Investment Amount by the aggregate of all Investment Amounts delivered to the Company by the Investors under the SPA) for no consideration other than payment of their respective Investment Amount paid to the Company at Closing. The “2008 Make Good Shares” means 2,000,000 shares of Common Stock (as equitably adjusted for any stock splits, stock combinations, stock dividends or similar transactions) required to be deposited with the Escrow Agent pursuant to the terms of this Make Good Agreement.   Notwithstanding the foregoing or anything else to the contrary herein, for purposes of determining whether or not the 2008 Guaranteed ATNI has been met, the following items shall not be deemed to be an expense, charge, or any other deduction from revenues even though GAAP may require contrary treatment or the Annual Report for the respective fiscal years filed with the Commission by the Company may report otherwise: (i) any accounting charges for issuing warrants, and (ii) the release of any of the 2008 Make Good Shares to the Make Good Pledgor as a result of the operation of this Section 4.

No other exclusions shall be made for any non-recurring expenses of the Company, including liquidated damages under the Transaction Documents, in determining whether any of the 2008 Guaranteed ATNI has been achieved. If prior to the second anniversary of the filing of the 2008 Annual Report, the Company or their auditors report or recognize that the financial statements contained in such report are subject to amendment or restatement such that the Company would recognize or report adjusted After Tax Net Income of less than the 2008 Guarantee ATNI, then notwithstanding any prior return of 2008 Make Good Shares to Make Good Pledgor, Make Good Pledgor will, within 10 Business Days following the earlier of the filing of such amendment or restatement or recognition, deliver the relevant 2008 Make Good Shares to the Investors. In the event that the After Tax Net Income reported in the 2008 Annual Report, is equal to or greater than the 2008 Guaranteed ATNI, no transfer of the 2008 Make Good Shares shall be required by Make Good Pledgor to the Investors under this Section and such 2008 Make Good Shares shall be returned to Make Good Pledgor in accordance with this Make Good Agreement. Any such transfer of the 2008 Make Good Shares under this Section shall be made to the Investors or Make Good Pledgor, as applicable, within 10 Business Days after the date which the 2008 Annual Report is filed with the Commission and otherwise in accordance with this Make Good Agreement. In the event that the After Tax Net Income reported in the 2008 Annual Report is less than the 2008 Guaranteed ATNI, the Company has agreed that ROTH Capital Partners, LLP (“Roth”) will provide prompt written instruction to the Escrow Agent with regard to the distribution of the 2008 Make Good Shares in an amount to each Investor as set forth on Exhibit A attached hereto (as determined as set forth above). The Escrow Agent need only rely on the letter of instruction from Roth in this regard and notwithstanding anything to the contrary contained herein will disregard any contrary instructions. In the event that the After Tax Net Income reported in the 2008 Annual Report is equal to or greater than the 2008 Guaranteed ATNI, Roth shall provide prompt written instructions to the Escrow Agent for the release of the 2008 Make Good Shares to Make Good Pledgor. For purposes hereof, “After Tax Net Income” shall mean the Company’s operating income after taxes for the fiscal year ending December 31, 2008 determined in accordance with GAAP as reported in the 2008 Annual Report.

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b. If the 2008 Annual Report is not filed timely with the Commission and remains unfiled for a period in excess of 45 days after the last day that the same was required to have been filed (taking into account the relief permitted under Rule 12(b)-25 of the Exchange Act), then ATNI for the fiscal year ending December 31, 2008 shall be deemed to be less than the 2008 Guaranteed ATNI, and all of the 2008 Make Good Shares shall be transferred to the Investors on a pro-rata basis in accordance with the provisions of this Make Good Agreement.

c. Pursuant to Section 4(a), if Roth delivers a notice to the Escrow Agent that the Escrow Shares are to be transferred to the Investors, then the Escrow Agent shall immediately forward the 2008 Make Good Shares to the Company’s Transfer Agent for reissuance to the Investors in an amount to each Investor as set forth on Exhibit A attached hereto and otherwise in accordance with this Make Good Agreement. The Company covenants and agrees that upon any transfer of 2008 Make Good Shares to the Investors in accordance with this Make Good Agreement, the Company shall promptly instruct its Transfer Agent to reissue such 2008 Make Good Shares in the applicable Investor’s name and deliver the same, or cause the same to be delivered as directed by such Investor in an amount to each Investor as set forth on Exhibit A attached hereto. If the Company does not promptly provide such instructions to the Transfer Agent of the Company, then Roth is hereby authorized to give such re-issuance instruction to the Transfer Agent of the Company. If a notice from Roth pursuant to Section 4(a) indicates that the Escrow Shares are to be returned to Make Good Pledgor, then the Escrow Agent will promptly deliver the 2008 Make Good Shares to Make Good Pledgor, respectively.

d. The Company and Make Good Pledgor covenant and agree to provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request, including appropriate W-9 or W-8 forms for each Investor.

5. Duration. This Make Good Agreement shall terminate upon the distribution of all the Escrow Shares in accordance with the terms of this Make Good Agreement. The Company agrees to promptly provide the Escrow Agent written notice of the filing with the Commission of any financial statements or reports referenced herein.

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6. Escrow Shares. If any Escrow Shares are deliverable to the Investors pursuant to the SPA and in accordance with this Make Good Agreement, (i) Make Good Pledgor covenants and agrees to execute all such instruments of transfer (including stock powers and assignment documents) as are customarily executed to evidence and consummate the transfer of the Escrow Shares from Make Good Pledgor to the Investors, to the extent not done so in accordance with Section 2, and (ii) following its receipt of the documents referenced in Section 6(i), the Company consent to any such transfer and will provide to the Investors and to the Transfer Agent written confirmation of such consent, and each of the Company and Escrow Agent covenant and agree to cooperate with the Transfer Agent so that the Transfer Agent promptly reissues such Escrow Shares in the applicable Investor’s name and delivers the same as directed by such Investor. Until such time as (if at all) the Escrow Shares are required to be delivered pursuant to the SPA and in accordance with this Make Good Agreement, (i) any dividends payable in respect of the Escrow Shares and all voting rights applicable to the Escrow Shares shall be retained by Make Good Pledgor and (ii) should the Escrow Agent receive dividends or voting materials, such items shall not be held by the Escrow Agent, but shall be passed immediately on to Make Good Pledgor and shall not be invested or held for any time longer than is needed to effectively re-route such items to Make Good Pledgor. In the event that the Escrow Agent receives a communication requiring the conversion of the Escrow Shares to cash or the exchange of the Escrow Shares for that of an acquiring company, the Escrow Agent shall solicit and follow the written instructions of Make Good Pledgor; provided, that the cash or exchanged shares are instructed to be redeposited into the Escrow Account. Make Good Pledgor shall be responsible, respectively, for all taxes resulting from any such conversion or exchange.

7. Interpleader.  Should any controversy arise among the parties hereto with respect to this Make Good Agreement or with respect to the right to receive the Escrow Shares, Escrow Agent and/or Roth shall have the right to consult and hire counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. Escrow Agent and/or Roth are also each hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing either Escrow Agent or Roth. If Escrow Agent or Roth is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 7 shall be filed in any court of competent jurisdiction in the State of New York, and the Escrow Shares in dispute shall be deposited with the court and in such event Escrow Agent and Roth shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Make Good Agreement with respect to the Escrow Shares and any other obligations hereunder.

8. Exculpation and Indemnification of Escrow Agent and Roth.

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a. Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. Escrow Agent acts under this Make Good Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice. Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations hereunder or under any such document. Except for this Make Good Agreement and instructions to Escrow Agent pursuant to the terms of this Make Good Agreement, Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof. Roth’s sole obligation under this Make Good Agreement is to provide written instruction to Escrow Agent (following such time as the Company files certain periodic financial reports as specified in Section 4 hereof) directing the distribution of the Escrow Shares. Roth will provide such written instructions upon review of the relevant After Tax Net Income amount reported in such periodic financial reports as specified in Section 4 hereof. Roth is not charged with any obligation to conduct any investigation into the financial reports or make any other investigation related thereto. In the event of any actual or alleged mistake or fraud of the Company, its auditors or any other person (other than Roth) in connection with such financial reports of the Company, Roth shall have no obligation or liability to any party hereunder.

b. Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, absent gross negligence or willful misconduct. Escrow Agent may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Make Good Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of New York upon fiduciaries. THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

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c. The Company and Make Good Pledgor each hereby, jointly and severally, indemnify and hold harmless each of Escrow Agent, Roth and any of their principals, partners, agents, employees and affiliates from and against any expenses, including reasonable attorneys' fees and disbursements, damages or losses suffered by Escrow Agent or Roth in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Make Good Agreement or the services of Escrow Agent or Roth hereunder; except, that if Escrow Agent or Roth is guilty of willful misconduct or gross negligence under this Make Good Agreement, then Escrow Agent or Roth, as the case may be, will bear all losses, damages and expenses arising as a result of its own willful misconduct or gross negligence. Promptly after the receipt by Escrow Agent or Roth of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, Escrow Agent or Roth, as the case may be, will notify the other parties hereto in writing. For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand, or in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this Section 8 shall survive the termination of this Make Good Agreement, and the resignation or removal of the Escrow Agent.

9. Compensation of Escrow Agent. Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit B, which compensation shall be paid by the Company. The fee agreed upon for the services rendered hereunder is intended as full compensation for Escrow Agent's services as contemplated by this Make Good Agreement; provided, however, that in the event that Escrow Agent renders any material service not contemplated in this Make Good Agreement, or there is any assignment of interest in the subject matter of this Make Good Agreement, or any material modification hereof, or if any material controversy arises hereunder, or Escrow Agent is made a party to any litigation pertaining to this Make Good Agreement, or the subject matter hereof, then Escrow Agent shall be reasonably compensated by the Company for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable from the Company. Prior to incurring any costs and/or expenses in connection with the foregoing sentence, Escrow Agent shall be required to provide written notice to the Company of such costs and/or expenses and the relevancy thereof and Escrow Agent shall not be permitted to incur any such costs and/or expenses which are not related to litigation prior to receiving written approval from the Company, which approval shall not be unreasonably withheld.

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10. Resignation of Escrow Agent. At any time, upon ten (10) Business Days' written notice to the Company and the Investors, Escrow Agent may resign and be discharged from its duties as Escrow Agent hereunder. As soon as practicable after its resignation, Escrow Agent will promptly turn over to a successor escrow agent appointed by the Company the Escrow Shares held hereunder upon presentation of a document appointing the new escrow agent and evidencing its acceptance thereof. If, by the end of the 10-Business Day period following the giving of notice of resignation by Escrow Agent, the Company shall have failed to appoint a successor escrow agent, Escrow Agent shall deposit the Escrow Shares as directed by Roth with the understanding that such Escrow Shares will continue to be subject to the provisions of this Make Good Agreement.

11. Records. Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Make Good Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent and at the requesting party’s expense.

12. Notice. All notices, communications and instructions required or desired to be given under this Make Good Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier, to the addresses listed on the signature pages hereto.

13. Execution in Counterparts. This Make Good Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Assignment and Modification. This Make Good Agreement and the rights and obligations hereunder of the Company may be assigned by the Company only following the prior written consent of Roth. This Make Good Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent only with the prior consent of the Company and Roth. This Make Good Agreement and the rights and obligations hereunder of Make Good Pledgor may not be assigned by the Make Good Pledgor. Subject to the requirements under federal and state securities laws, an Investor may assign its rights under this Make Good Agreement without any consent from any other party. This Make Good Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company, Make Good Pledgor and Roth. This Make Good Agreement is binding upon and intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Make Good Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person. No portion of the Escrow Shares shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Make Good Agreement.

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15. Applicable Law. This Make Good Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. The representations and warranties contained in this Make Good Agreement shall survive the execution and delivery hereof and any investigations made by any party. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Make Good Agreement shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith, and hereby irrevocably waives, and agrees not to assert in any such proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Make Good Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

16. Headings. The headings contained in this Make Good Agreement are for convenience of reference only and shall not affect the construction of this Make Good Agreement.

17. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Make Good Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

18. Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Make Good Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have duly executed this Make Good Escrow Agreement as of the date set forth opposite their respective names.

COMPANY:		MAKE GOOD PLEDGOR:

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.		FULL ALLIANCE INTERNATIONAL LIMITED.

By:	/s/Zishen Wu	By:	/s/ Zhong Xing Mei
	Name: Zishen Wu Title: CEO		Name: Zhong Xing Mei Title: Director

	Address: 6th Floor, Suite 608 Xue Yuan International Tower No. 1 Zhichu Road Haidian District Beijing, PRC Facsimile: +86 10.8231.1797 Email: wzs@china-yongye.com		Address: OMC Chambers P.O. Box 3152, Road Town, Tortola, British Virgin Islands

ESCROW AGENT:

TRI-STATE TITLE & ESCROW, LLC		ROTH CAPITAL PARTNERS, LLC

By:	/s/ Guy W. Turner	By:	/s/ Aaoron Gurewitz
	Name:Guy W. Turner Title: President		Name: Aaron Gurewitz Title:Managing Director

	Address: 360 Main Street Washington, VA 22747 Facsimile:		Address: 24 Corporate Plaza Drive Newport Beach, CA 92660 Facsimile: (949) 720-7223

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IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR MARION LYNTON

By:	/s/ Steve Napoli
Name:	Steve Napoli
Title:	Agent/Advisor
c/o: Ardsley Partners
Street: 262 Harbor Drive, 4th Floor
City/State/Zip: Stamford, CT 06902
Attention: Steve Napoli
Tel: (203) 564-4230
Fax: (203) 355-0715

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR ARDSLEY PARTNERS FUND II, LP

By:	/s/ Steve Napoli
Name:	Steve Napoli
Title:	Agent/Advisor
c/o: Ardsley Partners
Street: 262 Harbor Drive, 4th Floor
City/State/Zip: Stamford, CT 06902
Attention: Steve Napoli
Tel: (203) 564-4230
Fax: (203) 355-0715

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR ARDSLEY OFFSHORE FUND, LTD

By:	/s/ Steve Napoli
Name:	Steve Napoli
Title:	Agent/Advisor
c/o: Ardsley Partners
Street: 262 Harbor Drive, 4th Floor
City/State/Zip: Stamford, CT 06902
Attention: Steve Napoli
Tel: (203) 564-4230
Fax: (203) 355-0715

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR ARDSLEY PARTNERS INSTITUTIONAL FUND, LP

By:	/s/ Steve Napoli
Name:	Steve Napoli
Title:	Agent/Advisor
c/o: Ardsley Partners
Street: 262 Harbor Drive, 4th Floor
City/State/Zip: Stamford, CT 06902
Attention: Steve Napoli
Tel: (203) 564-4230
Fax: (203) 355-0715

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/David Greenhouse
Name:	David Greenhouse
Title:	Managing Director
c/o: Special Situations Private Equity Fund, L.P.
Street: 527 Madison Avenue, Suite 2600
City/State/Zip: New York, New York 10022
Attention: Marianne Hicks/David Greenhouse
Tel: (631) 725-3779 ext 3
Fax: (631) 319-6670

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/David Greenhouse
Name:	David Greenhouse
Title:	Managing Director
c/o: Special Situations Private Equity Fund, L.P.
Street: 527 Madison Avenue, Suite 2600
City/State/Zip: New York, New York 10022
Attention: Marianne Hicks/David Greenhouse
Tel: (631) 725-3779 ext 3
Fax: (631) 319-6670

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR JAYHAWK PRIVATE EQUITY FUND, LP

By:	/s/ Michael D. Schmitz
Name:	Michael D. Schmitz
Title:	CFO of 6P of 6P
c/o: Jayhawk Capital
Street: 5410 West 61st Place, Suite 100
City/State/Zip: Mission, KS 66205
Attention: Michael Schmitz
Tel: (913) 642-2611
Fax: (913) 642-8661

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR JAYHAWK PRIVATE EQUITY CO-INVEST FUND, LP

By:	/s/ Michael D. Schmitz
Name:	Michael D. Schmitz
Title:	CFO of 6P of 6P
c/o: Jayhawk Capital
Street: 5410 West 61st Place, Suite 100
City/State/Zip: Mission, KS 66205
Attention: Michael Schmitz
Tel: (913) 642-2611
Fax: (913) 642-8661

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR BTG INVESTMENTS, LLC

By:	/s/Gordon J. Roth
Name:	Gordon J. Roth
Title:	Manager
c/o: BTG Investments, LLC
Street: 24 Corporate Plaza
City/State/Zip: New port Beach, CA 92660
Attention: Gordon J. Roth
Tel: (949) 720-5774
Fax: (949) 720-7241

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above

NAME OF INVESTOR MIDSOUTH INVESTOR FUND LP

By:	/s/ Lyman O. Heidtke
Name:	Lyman O. Heidtke
Title:	General Partner
c/o: Lyman O. Heidtke
Street: 201 4th Avenue, North Suit 1950
City/State/Zip: Nashville, TN 37219
Attention: Lyman O. Heidtke
Tel: (615) 254-0992
Fax: (615) 254-1603

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR STRAUS PARTNERS, LP

By:	/s/ Andrew Marks
Name:	Andrew Marks
Title:	CFO
c/o: Straus Asset Management
Street: 320 Park Avenue, 10th Floor
City/State/Zip: New York, NY 10022
Attention: Andrew Marks
Tel: (212) 415-7274
Fax: (212) 415-7256

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR STRAUS-GEPT PARTNERS, LP

By:	/s/ Andrew Marks
Name:	Andrew Marks
Title:	CFO
c/o: Straus Asset Management
Street: 320 Park Avenue, 10th Floor
City/State/Zip: New York, NY 10022
Attention: Andrew Marks
Tel: (212) 415-7274
Fax: (212) 415-7256

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR ANDREW PARKo

By:	/s/ Andrew Park
Name:	Andrew Park
c/o: Spyglass Capital Partners, LLC
Street: 201 Post Street, 11th Floor
City/State/Zip: San Francisco, CA 94108
Attention: Andrew Park
Tel: (415) 394-3409
Fax: (415) 946-3555

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR BAI YE FENG

By:	/s/ Bai Ye Feng
Name:	Bai Ye Feng
Street:	86 Wellington Street
City/State/Zip: Central Hong Kong
Attention: Bai Ye Feng
Tel: + 852-975-81851
Fax: + 852-301-58525

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR RICHARD D. SQUIRES

By:	/s/ Richard D. Squires
Name:	Richard D. Squires
Street:	100 Crescent Court, Suite 450
City/State/Zip: Dallas, TX 75201
Attention: Richard D. Squires
Tel: (214) 270-2150
Fax: (214) 468-8870

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR COOPER FAMILY TRUST DTD 08/01/04

By:	/s/Chad Cooper
Name:	Chad Cooper
Title:	Co-Trustee
c/o: Roth Capital Partners
Street: 24 Corporate Plaza
City/State/Zip: Newport Beach, CA 92660
Attention: Chad cooper
Tel: (949) 533-5380

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above

NAME OF INVESTOR CHESTNUT RIDGE PARTNERS, LP

By:	/s/. Kenneth Holz
Name:	Kenneth Holz
Title:	CFO
c/o: Chestnut Ridge, LP
Street: 50 Tice Boulevard
City/State/Zip: Woodcliff Lake, NJ 07677
Attention: Kenneth Holtz
Tel: (201) 802-9494
Fax: (201) 802-9450

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR CORONADO CAPITAL PARTNERS, LP

By:	/s/ Zach Easton
Name:	Zach Easton
Title:	President
c/o: MS Howells
Street: 20555 North Pima Road, #100
City/State/Zip: Scottsdale, AZ 85255
Attention: Zach Easton

Investor Signature Page to the Make Good Escrow Agreement

IN WITNESSWHEREOF, the parties hereto have caused the Make Good Escrow Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR SEI PRIVATE TRUST CO FAO THE JM SMUCKER CO MASTER TRUST

By:	/s/ Zach Easton
Name:	Zach Easton
Title:	President Coronado Capital Management
c/o: SPTC Specialized Trust Admin Services
Street: 1 Freedom Valley Drive
City/State/Zip: Oaks, PA 19456
Attention: Suzanne Rokosny

Investor Signature Page to the Make Good Escrow Agreement

Exhibit B

Make Good Escrow Fee
Tri-State Title & Escrow LLC $1,000.00

Investor Signature Page to the Make Good Escrow Agreement